UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

May 12, 2004

MDU Communications International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26053	84-1342898
(Commission File Number)	(I.R.S. Employer Identification No.)

60-D Commerce Way Totowa, New Jersey	07512
(Address of Principal Executive offices)	(Zip Code)

(973) 237-9499
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Item 12. Results of Operations and Financial Condition

On May 12, 2004, a press release was issued on the subject of second quarter 2004 consolidated earnings and results by MDU Communications International, Inc. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of MDU Communications International, Inc.’s Quarterly Report on Form 10-QSB. A copy of the press release, dated May 12, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2004	MDU Communications International, Inc.

	By:	/s/ Sheldon Nelson
Sheldon Nelson, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 12, 2004